Exhibit 99.2
Fastly Announces Third Quarter 2021 Financial Results

SAN FRANCISCO, November 3, 2021 — Fastly, Inc. (NYSE: FSLY), the world’s fastest global edge cloud network provider, today posted its financial results for the third quarter 2021 in its shareholder letter on the Investor Relations section of its website at https://investors.fastly.com.

“This quarter, we reported revenues of $87M, up 23% year-over-year and I am pleased to report that our top customers have returned traffic following our outage in Q2. We have navigated unexpected volatility and ever-changing market conditions over the past two years, but are encouraged about the opportunities before us,” said Joshua Bixby, CEO of Fastly. “Our foundational technology enables enterprise developers to build modern, distributed applications and digital experiences that maximize performance, programmability, and security, and we believe our global edge cloud network will be the future of how online content is created, secured, and delivered. As we continue to invest and execute against these opportunities, we are focused on achieving $1 billion in revenue by 2025. We have set clear milestones to drive success, including winning developers, enhancing our security offerings, and driving enterprise customer adoption. Combined with a strong roadmap of new products that we will discuss further in upcoming quarters, we are optimistic about the journey ahead of us.”

Fastly management will host a live Q&A session today at 2:00 p.m. PT / 5:00 p.m. ET to discuss financial results and outlook.

Fastly Third Quarter 2021 Q&A Session
When: Wednesday, November 3, 2021
Time: 2:00 p.m. PT / 5:00 p.m. ET
Conference ID: 7543239
Live Call: (888) 330-2022 (US/Canada) or (646) 960-0690 (International)
Webcast: https://investors.fastly.com

The webcast will be archived on the investor relations site following the call.

About Fastly
Fastly is upgrading the internet experience to give people and organizations more control, faster content, and more dynamic applications. By combining the world’s fastest global edge cloud network with powerful software, Fastly helps customers develop, deliver, and secure modern distributed applications and compelling digital experiences. Fastly’s customers include many of the world’s most prominent companies, including Pinterest, The New York Times, and GitHub. For more information on our mission and products, visit https://www.fastly.com/.
This press release contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance, including our outlook and guidance, the demand for our platform, our ability to invest in our platform for future growth, our goal to achieve $1 billion in revenue by 2025, the potential of our network to be the future of how content is created, secured, and delivered, our ability to win developers, enhance our security offerings, and drive enterprise customer adoption, and our ability to deliver on our long-term strategy. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports Fastly files with the Securities and Exchange Commission (SEC), including in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. Copies of reports filed with the SEC are posted on Fastly’s website and are available from Fastly without charge.
Source: Fastly, Inc.

Investor Contact:
ir@fastly.com

Media Contact:
press@fastly.com